LEASE SUPPLEMENT NO. 1

          LEASE SUPPLEMENT NO. 1 (I&M Trust 3) dated as of October 15, 1990, to Lease Agreement (I&M Trust 3) dated as of December 1, 1989 (the "Original Lease"), between WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Amended and Restated Trust Agreement (I&M Trust 3) dated as of December 1, 1989 with First Chicago Leasing Corporation, a Delaware corporation, as Lessor, and INDIANA MICHIGAN POWER COMPANY, an Indiana corporation, as Lessee.

          WHEREAS, the Original Lease was recorded in the Office of the Recorder of Spencer County, Indiana, on the 7th day of December, 1989, as Instrument No. 89-4191 in Book No. 57, Page
No. 232;

          WHEREAS, the Original Lease provides that in the event any of the Pricing Assumptions proves to have been incorrect or any Refunding Notes are issued, then in such cases (a) the percentages for Basic Rent, Stipulated Loss Value and Termination Value set forth, respectively, in Schedules 1, 2 and 3 to the Original Lease shall be adjusted so as to preserve the Owner Participant's Initial Theoretical Return, and (b) the Lessor and the Lessee shall execute a supplement to the Original Lease amending Schedules 1, 2 and 3 thereof to set forth such recalculated percentages for Basic Rent, Stipulated Loss Value and Termination Value, respectively; and

          WHEREAS, Transaction Expenses paid by the Owner Trustee with funds provided by the Owner Participant are other than as set forth in the original Pricing Assumptions, and Refunding Notes were issued on February 8, 1990, and on June 20, 1990, to refund the Initial Series A Notes;

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, the Lessor and the Lessee hereby agree as follows:

          1. Capitalized terms used in this Lease Supplement and not defined herein shall have the respective meanings assigned to them in the Original Lease.

          2.  The percentages for Basic Rent set forth in
Schedule 1 hereto, the Stipulated Loss Value percentages set forth in Schedule 2 hereto and the Termination Value percentages set forth in Schedule 3 hereto shall replace any prior Schedules 1, 2 and 3 of the Original Lease, respectively, for all purposes.

          3. This Lease Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          4. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK EXCEPT AS TO MATTERS RELATING TO THE CREATION OF LEASEHOLD AND SUBLEASEHOLD ESTATES HEREUNDER AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT TO SUCH LEASEHOLD AND SUBLEASEHOLD ESTATES, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF INDIANA.

          5. The Owner Participant hereby authorizes and directs the Owner Trustee, pursuant to Section 5.02 of the Trust
Agreement, to execute and deliver this Lease Supplement, perform the terms of the Original Lease, as amended by this Lease
Supplement, and to execute and deliver Amendment No. 1 to Form U-
7D which is in a form approved by the Owner Participant.

          6. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

          IN WITNESS WHEREOF, the Lessor and Lessee have caused this Lease Supplement to be duly executed as of the date and year set forth in the opening paragraph hereof.


                               Lessor

                               WILMINGTON TRUST COMPANY
                                 not in its individual capacity
                                 but solely as Owner Trustee
[CORPORATE SEAL]


Attest: /s/ Emmett R. Harmon      By:  /s/ James P. Lawler
Name:   Emmett R. Harmon        Name:  James P. Lawler
Title:  Vice President         Title:  Financial Services Officer


                               Lessee

                               INDIANA MICHIGAN POWER COMPANY
[CORPORATE SEAL]


Attest: /s/ Jeffrey D. Cross      By:  /s/ G. P. Maloney
Name:   Jeffrey D. Cross        Name:  G.P. Maloney
Title:  Asst. Secretary        Title:  Vice President



Consented and agreed to
FIRST CHICAGO LEASING CORPORATION


By:     /s/ Mit C. Buchanan
Name:   Mit C. Buchanan
Title:  Vice President





STATE OF DELAWARE   )
COUNTY OF NEW CASTLE) SS.:

        On this, the 30th day of October, 1990, before me, a Notary Public in and for said County and State, personally appeared James P. Lawler and Emmett R. Harmon, the Financial Services Officer and Vice President of WILMINGTON TRUST COMPANY, who acknowledged themselves to be duly authorized officers of WILMINGTON TRUST COMPANY, and that, as such officers, being authorized to do so, they executed the foregoing instrument for the purposes therein contained by signing and attesting the name of WILMINGTON TRUST COMPANY.



                              /s/ Sonja F. Allen
                              Name:  Sonja F. Allen
                              Notary Public
                              My Commission Expires:  5-30-92
                              Residing in New Castle County




STATE OF OHIO            )
COUNTY OF FRANKLIN       ) SS.:

        On this, the 26th day of October, 1990, before me, a Notary Public in and for said County and State, personally appeared G.P. Maloney and Jeffrey D. Cross, the Vice President and Assistant Secretary of INDIANA MICHIGAN POWER COMPANY, who acknowledged themselves to be duly authorized officers of INDIANA MICHIGAN POWER COMPANY, and that, as such officers, being authorized to do so, they executed the foregoing instrument for the purposes therein contained by signing and attesting the name of INDIANA MICHIGAN POWER COMPANY.


                              /s/ Mary M. Soltesz
                              Name:  MARY M. SOLTESZ
                              Notary Public
                              My Commission Expires: 7-13-94
                              Residing in Franklin County




STATE OF ILLINOIS   )
COUNTY OF COOK      ) SS.:

        On this, the 30th day of October, 1990, before me, a Notary Public in and for said County and State, personally appeared Mit C. Buchanan, the Vice President of FIRST CHICAGO LEASING CORPORATION, who acknowledged himself to be a duly authorized officer of FIRST CHICAGO LEASING CORPORATION, and that, as such officer, being authorized to do so, he executed the foregoing instrument for the purposes therein contained by signing the name of FIRST CHICAGO LEASING CORPORATION.



                              /s/ Lisa L. Plum
                              Name:  Lisa L. Plum
                              Notary Public, State of Illinois
                              My Commission Expires:  6-4-94
                              Residing in Cook County


        This instrument was prepared by James M. Cotter, 425 Lexington Avenue, New York, New York 10017-3939.




                                                       Schedule 1
                                                           [FCLC]


                     BASIC RENT PERCENTAGES

      Basic Rent Payment Date           Basic Rent Percentage

          December 7, 1990                     4.339172086%
          June 7, 1991                         4.339172086
          December 7, 1991                     4.339172086
          June 7, 1992                         4.339172086
          December 7, 1992                     4.339172086
          June 7, 1993                         4.339172086
          December 7, 1993                     4.339172086
          June 7, 1994                         4.339172086
          December 7, 1994                     4.339172086
          June 7, 1995                         4.339172086
          December 7, 1995                     4.339172086
          June 7, 1996                         4.339172086
          December 7, 1996                     4.339172086
          June 7, 1997                         4.339172086
          December 7, 1997                     4.339172086
          June 7, 1998                         4.339172086
          December 7, 1998                     4.339172086
          June 7, 1999                         4.339172086
          December 7, 1999                     4.339172086
          June 7, 2000                         4.339172086
          December 7, 2000                     4.339172086
          June 7, 2001                         4.339172086
          December 7, 2001                     4.339172086
          June 7, 2002                         4.339172086
          December 7, 2002                     4.339172086
          June 7, 2003                         4.339172086
          December 7, 2003                     4.339172086
          June 7, 2004                         4.339172086
          December 7, 2004                     4.339172086
          June 7, 2005                         4.339172086
          December 7, 2005                     4.339172086
          June 7, 2006                         4.339172086
          December 7, 2006                     4.339172086
          June 7, 2007                         4.339172086
          December 7, 2007                     4.339172086
          June 7, 2008                         4.339172086
          December 7, 2008                     4.339172086
          June 7, 2009                         4.339172086
          December 7, 2009                     4.339172086
          June 7, 2010                         4.339172086
          December 7, 2010                     4.339172086
          June 7, 2011                         4.339172086
          December 7, 2011                     4.339172086
          June 7, 2012                         4.339172086
          December 7, 2012                     4.339172086
          June 7, 2013                         4.339172086
          December 7, 2013                     4.339172086
          June 7, 2014                         4.339172086
          December 7, 2014                     4.339172086
          June 7, 2015                         4.339172086
          December 7, 2015                     4.339172086
          June 7, 2016                         4.339172086
          December 7, 2016                     4.339172086
          June 7, 2017                         4.339172086
          December 7, 2017                     4.339172086
          June 7, 2018                         4.339172086
          December 7, 2018                     4.339172086
          June 7, 2019                         4.339172086
          December 7, 2019                     4.339172086
          June 7, 2020                         4.339172086
          December 7, 2020                     4.339172086
          June 7, 2021                         4.339172086
          December 7, 2021                     4.339172086
          June 7, 2022                         4.339172086
          December 7, 2022                     4.339172086




                                                       Schedule 2
                                                           [FCLC]

                STIPULATED LOSS VALUE PERCENTAGES

                                           Stipulated Loss
      Basic Rent Payment Date              Value Percentage

          December 7, 1990                   103.812301533%
          June 7, 1991                       104.717121427
          December 7, 1991                   105.532995582
          June 7, 1992                       106.272281831
          December 7, 1992                   106.930588512
          June 7, 1993                       107.519336575
          December 7, 1993                   108.035918374
          June 7, 1994                       108.486638252
          December 7, 1994                   108.860667869
          June 7, 1995                       109.167297479
          December 7, 1995                   109.405664971
          June 7, 1996                       109.580856950
          December 7, 1996                   109.683814688
          June 7, 1997                       109.718364612
          December 7, 1997                   109.675424163
          June 7, 1998                       109.558472975
          December 7, 1998                   109.358409613
          June 7, 1999                       109.078340510
          December 7, 1999                   108.709151578
          June 7, 2000                       108.253547845
          December 7, 2000                   107.702410265
          June 7, 2001                       107.058012404
          December 7, 2001                   106.311239583
          June 7, 2002                       105.463901905
          December 7, 2002                   104.509960649
          June 7, 2003                       103.490974192
          December 7, 2003                   102.423119618
          June 7, 2004                       101.304053329
          December 7, 2004                   100.131319343
          June 7, 2005                        98.902343847
          December 7, 2005                    97.613452952
          June 7, 2006                        96.266123920
          December 7, 2006                    94.886130416
          June 7, 2007                        93.462404646
          December 7, 2007                    91.983200582
          June 7, 2008                        90.460468116
          December 7, 2008                    88.890572565
          June 7, 2009                        87.271204226
          December 7, 2009                    85.602470461
          June 7, 2010                        83.880306374
          December 7, 2010                    82.107.76754
          June 7, 2011                        80.278.07462
          December 7, 2011                    78.395739000
          June 7, 2012                        76.453584935
          December 7, 2012                    74.455104131
          June 7, 2013                        72.394811775
          December 7, 2013                    70.275972427
          June 7, 2014                        68.091749755
          December 7, 2014                    65.845634869
          June 7, 2015                        63.530438428
          December 7, 2015                    61.160107017
          June 7, 2016                        58.746733228
          December 7, 2016                    56.300231691
          June 7, 2017                        53.815016668
          December 7, 2017                    51.302075192
          June 7, 2018                        48.755747687
          December 7, 2018                    46.188601888
          June 7, 2019                        43.594896966
          December 7, 2019                    40.988989234
          June 7, 2020                        38.365096617
          December 7, 2020                    35.739419144
          June 7, 2021                        33.106074838
          December 7, 2021                    30.437503900
          June 7, 2022                        27.756308945
          December 7, 2022                    25.000000000





                                                       Schedule 3
                                                           [FCLC]

                  TERMINATION VALUE PERCENTAGES

                                             Termination
      Basic Rent Payment Date              Value Percentage

          December 7, 1990                   103.812301533%
          June 7, 1991                       104.717121427
          December 7, 1991                   105.532995582
          June 7, 1992                       106.272281831
          December 7, 1992                   106.930588512
          June 7, 1993                       107.519336575
          December 7, 1993                   108.035918374
          June 7, 1994                       108.486638252
          December 7, 1994                   108.860667869
          June 7, 1995                       109.167297479
          December 7, 1995                   109.405664971
          June 7, 1996                       109.580856950
          December 7, 1996                   109.683814688
          June 7, 1997                       109.718364612
          December 7, 1997                   109.675424163
          June 7, 1998                       109.558472975
          December 7, 1998                   109.358409613
          June 7, 1999                       109.078340510
          December 7, 1999                   108.709151578
          June 7, 2000                       108.253547845
          December 7, 2000                   107.702410265
          June 7, 2001                       107.058012404
          December 7, 2001                   106.311239583
          June 7, 2002                       105.463901905
          December 7, 2002                   104.509960649
          June 7, 2003                       103.490974192
          December 7, 2003                   102.423119618
          June 7, 2004                       101.304053329
          December 7, 2004                   100.131319343
          June 7, 2005                        98.902343847
          December 7, 2005                    97.613452952
          June 7, 2006                        96.266123920
          December 7, 2006                    94.886130416
          June 7, 2007                        93.462404646
          December 7, 2007                    91.983200582
          June 7, 2008                        90.460468116
          December 7, 2008                    88.890572565
          June 7, 2009                        87.271204226
          December 7, 2009                    85.602470461
          June 7, 2010                        83.880306374
          December 7, 2010                    82.107376754
          June 7, 2011                        80.278307462
          December 7, 2011                    78.395739000
          June 7, 2012                        76.453584935
          December 7, 2012                    74.455104131
          June 7, 2013                        72.394811775
          December 7, 2013                    70.275972427
          June 7, 2014                        68.091749755
          December 7, 2014                    65.845634869
          June 7, 2015                        63.530438428
          December 7, 2015                    61.160107017
          June 7, 2016                        58.746733228
          December 7, 2016                    56.300231691
          June 7, 2017                        53.815016668
          December 7, 2017                    51.302075192
          June 7, 2018                        48.755747687
          December 7, 2018                    46.188601888
          June 7, 2019                        43.594896966
          December 7, 2019                    40.988989234
          June 7, 2020                        38.365096617
          December 7, 2020                    35.739419144
          June 7, 2021                        33.106074838
          December 7, 2021                    30.437503900
          June 7, 2022                        27.756308945
          December 7, 2022                    25.000000000